Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Summary Prospectuses and Prospectuses and Statement of Additional Information, each dated February 28, 2018, as amended

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”). Effective immediately, Levin Capital Strategies, L.P. (“Levin”) will no longer act as a subadviser to the Fund.

As a result of these changes, all references to Levin in the Fund’s summary prospectuses, prospectuses and statement of additional information are hereby deleted in their entirety.

The date of this supplement is December 14, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Shareholder Services: 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com